UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09561

Century Capital Management Trust

 (Exact name of registrant as specified in charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Maureen Kane

Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 482-3060

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2012

Item 1.         Report to Stockholders.

This report is submitted for the general information of the shareholders of Century Small Cap Select Fund, Century Shares Trust, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of April 30, 2012, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS,

The equity markets rewarded investors over the first half of the Funds’ fiscal year, amidst ongoing economic and political uncertainty. The S&P 500 returned 12.7% during the November 2011 to April 2012 time period, and the rally during the first quarter of 2012 was its best opening quarter since 1998. This rally was book ended by periods of volatility. The one constant during this period was reduced trading volumes, as many investors remained on the sidelines.

There is a sense of déjà vu as I compose this letter. In the 2011 semi-annual report I wrote about issues that were clouding the investment landscape. Many of those issues are relevant still today: the European debt crisis, the upcoming U.S. elections, the impact of the Chinese economic slowdown. While Greece’s exit from the European Union appears to be almost inevitable, the ECB’s handling of Spain’s issues could have a more significant effect on the global economy and investors.

Surprisingly, countries representing 50% of the world’s GDP are holding presidential elections this year, and there are key questions for the many victors to quickly decide how to handle the “fiscal cliffs” they will inherit. The U.S. election rhetoric is in full swing, and the potential massive changes to spending and tax policies are restraining many companies from making new investments in people and plants until there is more fiscal clarity in 2013. Finally, the Chinese economy will remain solid, even at lowered growth rates.

Despite these concerns, we see several reasons for investor optimism. The U.S. domestic economy continues to be a safe haven and grow at a slow, steady pace. Portfolio company earnings are solid on average, and management outlooks are encouraging, due to the positive unemployment trends and housing market improvements. Recent drops in energy and commodity prices are also very encouraging signs for consumer spending and inflation. Stock valuations remain reasonable, particularly among higher quality companies.

CENTURY FUNDS

Source: FactSet

We have been focused on companies that are more domestically-oriented. We’ve attempted to limit, or at least fully understand the extent and impact of, European exposure in our portfolio companies. In a slow growth environment we believe it is essential to emphasize franchise-quality firms that have the market share that allows them to maintain pricing power and to take business from competitors. We believe current equity markets provide compelling risk-adjusted returns for patient investors.

Retail investors do not seem to share our optimism in equity markets. Investors have clearly chosen bond funds over domestic equity funds since the financial crisis of 2008. They have done so even as yields have fallen to historical lows and short-term real yields have turned negative.

We understand that investors have been given reasons to mistrust equity markets. However, we believe that equities are an important component in investors’ long-term financial plans. Creeping inflation and low real yields can destroy purchasing power.

We value the trust that you place in us through your investment in the Century Funds. We will continue to seek long-term, risk-adjusted returns through our fundamental research approach. Together we will work to help meet your financial goals.

Respectfully submitted,

Alexander L. Thorndike
Chairman of the Century Funds

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND COMMENTARY

How did the portfolio perform?

For the six-month period ended April 30, 2012, Century Small Cap Select Fund’s Institutional Shares returned 13.43% and the Investor Shares returned 13.25%, significantly outperforming the Russell 2000 Growth Index’s return of 10.58%.

What were the main drivers of the fund’s performance?

The strong absolute performance over the past six months is due to an improving economy, attractive valuations and the expectation that the European Sovereign Debt Crisis would be resolved. The U.S. unemployment situation has improved, consumer confidence has increased, retail sales remain strong and manufacturing activity has rebounded. In terms of valuation, the R2000 Growth Index was valued attractively on both a Price-to-Earnings and Price-to-Sales basis relative to its 5 year history. Although there were high hopes for resolving European crisis, recent developments have unfortunately increased investor concerns.

Strong stock selection was the driver of the Fund’s outperformance relative to its benchmark. Significant contributions from SolarWinds (enterprise software company), SXC Health Solutions (pharmacy benefit manager), Liquidity Services (auction marketplace), and Beacon Roofing (roofing distributor) more than offset relative weakness from J2 Global (internet software company), Pioneer Drilling (exploration & production) and Silicon Laboratories (semiconductor manufacturer). The sectors where stock picking was strongest include Industrials, Financials, Consumer Staples and Consumer Discretionary. Only one sector, Materials, was a drag on relative performance.

Describe portfolio positioning at period-end

The Fund continues to invest in high quality growth companies that we believe will outperform over the long term. The Fund remains well diversified, with exposure in almost every sector. While the Fund owns some higher growth, higher P/E companies, we primarily invest in companies whose growth prospects are underappreciated by the market. In doing so, we believe that we create a portfolio that has an attractive risk-reward profile. We think the Fund is well positioned and are optimistic regarding the outlook for the U.S. economy.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND COMMENTARY (CONTINUED)

Risks: The Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*		Portfolio Composition*
J2 GLOBAL COMMUNICATIONS, INC.	3.26%	Information Technology	24.9%
Electronic communications		Health Care	19.0%
CAI INTERNATIONAL, INC.	3.08%	Industrials	17.3%
Marine cargo container leasing		Consumer Discretionary	10.9%
BEACON ROOFING SUPPLY, INC.	2.91%	Financials	10.2%
Distributer of roofing materials		Energy	5.9%
SOLARWINDS, INC.	2.64%	Materials	3.2%
IT management software		Consumer Staples	2.6%
THE HAIN CELESTIAL GROUP, INC.	2.58%	Telecommunication Services	1.8%
Retailer of organic products		Short-term Investment
HFF, INC. CLASS A	2.54%	plus net other assets	4.2%
Real estate service provider
DSW, INC. CLASS A	2.43%
Footwear retailer
LIQUIDITY SERVICES, INC.	2.29%
Wholesale goods service provider
RADWARE LTD.	2.29%
Manufacturer of network security solutions
SIGNATURE BANK	2.26%
Full service commercial bank

* Based on the Fund’s net assets at April 30, 2012 and subject to change.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND Performance Summary – Institutional Shares and Investor Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses are 1.48% for the Investor Shares and 1.11% for the Institutional Shares. Returns would have been lower during certain periods if certain fees had not been waived or expenses reimbursed. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns as of 4/30/12 (%)
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Institutional Shares	-0.84	25.53	3.31	8.13
Russell 2000 Growth Index	-4.42	21.83	3.27	6.06

	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Investor Shares	-1.16	25.10	2.94	7.73
Russell 2000 Growth Index	-4.42	21.83	3.27	6.06

Sources: Century Capital Management, LLC and Russell

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

CENTURY FUNDS

CENTURY SHARES TRUST COMMENTARY

How did the portfolio perform?

For the six-month period ended April 30, 2012, Century Shares Trust’s Institutional Shares returned 11.65%, underperforming both the Russell 1000 Growth Index, 14.13%, and the S&P 500 Index, 12.77%.

What were the main drivers of the fund’s performance?

The Fund’s total return of 11.65% over the past six months is due to an improving economy. The unemployment rate declined from 8.9% in Oct-2011 to 8.1% in Apr-2012. Consumer confidence has increased meaningfully while retail sales have remained healthy. In terms of manufacturing, industrial production grew by at least 3.6% year-over-year in each month while capacity utilization increased from 77.7% in Nov-11 to 79.2% in Apr-12. The improvement helped propel CST and the overall stock market higher.

CST performed well during the first half of the period, but underperformed in the second half due primarily to a shift in investor sentiment and two underperforming stocks. During the first half of the period, economically sensitive sectors such as Industrials and Materials performed well, leading the market higher. CST was positioned to benefit from a gradually improving economy. However, investor sentiment shifted to become risk averse, leading defensive sectors such as Healthcare, Consumer Staples and Utilities to outperform in the second half of the period. In contrast to the first half, CST fell behind in the second half as concerns increased regarding growth, the crisis in Europe and the threat of a “fiscal cliff” in the U.S. in 2013.

The two stocks that disappointed were Tiffany & Co. (jewelry retailer) and Tempur-Pedic International (mattress manufacturer). In early January, Tiffany & Co. reported disappointing sales for the holiday season and lowered guidance. The two principal issues were macro pressures in Europe and the weak outlook for Wall Street compensation. The stock fell more than 10% on the news. Tempur-Pedic declined about 20% when earnings results fell short of bullish expectations. Management also cited an increasingly competitive environment with more aggressive pricing and promotion incentives. While the specialty bedding segment remains healthy, the competitive pressures led Tempur-Pedic to lose market share. These two stocks were the Fund’s best performers in 2011.

In terms of relative performance, the drag from these two stocks plus Western Union (payment services) and Oracle (enterprise software) more than offset strong performance by Alexion Pharmaceuticals (biotech-nology), LyondellBasell (chemicals) and CBS Corporation (mass media). Similarly, contributions by the Materials and Industrials sectors were offset by weakness in Consumer Discretionary and Technology.

CENTURY FUNDS

CENTURY SHARES TRUST COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end

The Fund continues to invest in high quality growth companies that we believe will outperform over the long term. While growth and profitability remain key variables in our company analysis, we are more sensitive to valuation given the uncertain outlook both in the U.S. and abroad. The U.S. economy remains solid, but we are concerned that the European Sovereign Debt Crisis and the slowing of growth in China may negatively impact global growth. We believe this valuation sensitivity will provide down-side protection should growth slow or come in below expectations.

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*		Portfolio Composition*
APPLE, INC	7.65%	Information Technology	30.5%
Worldwide technology company		Consumer Discretionary	14.0%
ALEXION PHARMACEUTICALS, INC	4.44%	Industrials	12.9%
Biopharmaceutical company		Health Care	11.6%
CBS CORP. CLASS B	4.40%	Consumer Staples	10.4%
Mass media company		Energy	9.8%
MARRIOTT INTERNATIONAL, INC.	3.87%	Financials	4.4%
Worldwide operator and franchisor of hotels		Materials	3.2%
F5 NETWORKS, INC.	3.86%	Short-term Investment
Network equipment manufacturer		plus net other liabilities	3.2%
QUALCOMM, INC.	3.82%
Manufacturer of communication systems
O’REILLY AUTOMOTIVE, INC.	3.76%
Retailer of automotive equipment
GREEN MOUNTAIN COFFEE
ROASTERS, INC.	3.62%
Retailer of specialty coffee products
CHICAGO BRIDGE & IRON CO. NV	3.61%
Designer of steel plate structures
EXPRESS SCRIPTS HOLDING CO.	3.56%
Pharmacy benefit management company

* Based on the Fund’s net assets at April 30, 2012 and subject to change.

CENTURY FUNDS

CENTURY SHARES TRUST

Performance Summary – Institutional Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses for the Institutional Shares are 1.13%. On May 27, 2011, all of the Fund’s issued and outstanding Investor Shares were converted to Institutional Shares and the Investor Shares class was closed. Institutional Shares performance shown does not include fees or the higher expense ratios applicable to the former Investor Shares. Otherwise, returns shown would have been lower. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Effective October 31, 2011, the Russell 1000® Growth Index replaced the S&P 500® Index as the comparative index for the Fund. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. The Fund’s Adviser believes that the Russell 1000 Growth Index is a more appropriate benchmark because the Fund’s sector weightings and other portfolio characteristics are more comparable to those of the Russell 1000 Growth Index.

Average Annual Total Returns as of 4/30/12 (%)
	1 Year	3 Years	5 Years	10 Years
CST Institutional Shares	4.42	17.90	2.01	4.60
Russell 1000 Growth Index	7.26	21.44	4.11	5.16
S&P 500 Index	4.76	19.46	1.01	4.71

Sources: Century Capital Management, LLC, S&P and Russell

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY

How did the portfolio perform?

For the six-month period ended April 30, 2012, Century Growth Opportunities Fund returned 7.78% trailing the Russell 2500 Growth Index, which gained 11.72%.

What were the main drivers of the fund’s performance?

As equity markets climbed higher, investors shifted to more domestically focused equities. Investors shied away from companies with exposure to Europe and its ongoing financial crisis, and from the decelerating Chinese economy, which had been a multi-year, global growth catalyst. U.S. economic news – from improved housing statistics to lower jobless claims to decent retail sales – all were more than enough to buffer companies with large U.S. exposure. Meanwhile, economic data points from outside the U.S. were less than inspiring.

Within the Fund, Telecommunication Services and Consumer Discretionary were the leading contributors to performance. Outperformance in Telecommunication Services was largely tied to the acquisition of portfolio holding, AboveNet (fiber-optic infrastructure), by Zayo Group LLC. Consumer Discretionary benefited from strong stock selection, especially in Specialty Retail, where Pier 1 Imports, Inc. (decorative home furnishings) and Sally Beauty Holdings Inc. (professional beauty supplies) helped drive returns.

Several Information Technology holdings weighed on the Fund’s performance during the period. IPG Photonics Corporation (fiber laser developer and manufacturer) struggled as investors worried about the company’s exposure to China and trimmed their 2012 earnings estimates accordingly. Acme Packet, Inc. (session delivery network solutions) declined on concerns over telecommunication service providers’ spending concerns and delays in the roll out of 4th generation wireless delivery by providers. Also hurting performance was Riverbed Technology, Inc. (WAN optimization network equipment provider), which sold off significantly in April after company management lowered 2012 guidance citing slower trends in the purchasing of its equipment.

The Fund underperformed its benchmark, the Russell 2500 Growth Index, throughout the period. Health Care and Information Technology were the weakest sectors in terms of performance, driven mostly by individual stock selection. Within Health Care, Biotechnology was the leading contributor to the sector’s overall performance. Some of the Health Care underperformance can be traced to industry underweights relative to Index. The Fund is typically underweight this area, because of our concern over its high risk profile as well as its high valuations.

Describe portfolio positioning at period-end

The Fund has increased exposure to more defensive sectors given the slow, but steady progression of U.S. economy, which has been buoyed by improved housing and employment data while enjoying the advantage of cheap, domestic natural gas. We increased allocations to Health Care and Consumer Discretionary as well as Consumer Staples, while we reduced holdings in Technology, Energy, and Materials. We expect to remain biased towards U.S. oriented companies until we have confidence that there is some resolution to the ongoing European debt issues and that we see stabilization within emerging market economies, including China, Brazil, and India.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY (CONTINUED)

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*		Portfolio Composition*
THE COOPER COS., INC	2.71%	Information Technology	27.1%
Manufacturer of healthcare products		Consumer Discretionary	19.4%
SOLARWINDS, INC.	2.46%	Industrials	16.7%
IT management software		Health Care	14.6%
QUESTCOR PHARMACEUTICALS, INC.	2.40%	Financials	6.3%
Biopharmaceutical company		Energy	5.0%
DSW, INC. CLASS A	2.36%	Materials	4.5%
Footwear retailer		Consumer Staples	4.2%
ANSYS, Inc.	2.32%	Short-term Investment
Software developer		plus net other liabilities	2.2%
CYBERONICS, INC.	2.27%
Developer of medical devices
DICK’S SPORTING GOODS, INC.	2.26%
Sporting goods retailer
HERBALIFE LTD.	2.24%
Direct marketer of health products
MOODY’S CORP.	2.23%
Financial analysis and credit rating provider
KANSAS CITY SOUTHERN	2.23%
Freight rail transportation

* Based on the Fund’s net assets at April 30, 2012 and subject to change.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND Performance Summary – Institutional Shares

The returns shown below represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Current performance may be significantly lower or higher than the Fund’s past performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses are 3.62% for the Institutional Shares. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2013. Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Total Returns as of 4/30/12 (%)
		Since
	1-Year	Inception*
Century Growth Opportunities Fund Institutional Shares	-1.54	10.09
Russell 2500 Growth Index	-1.61	15.75

*11/17/2010 (annualized)
Sources: Century Capital Management, LLC and Russell

The Russell 2500 Growth® Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
COMMON STOCK - 95.8%
Consumer Discretionary - 10.9%
Auto Components - 0.1%
97,567	China Zenix Auto International
	Ltd. ADR	$ 361,974
Specialty Retail - 10.8%
179,550	DSW, Inc. Class A	10,101,483
348,250	Express, Inc.*	8,225,665
38,425	Monro Muffler Brake, Inc.	1,585,416
197,800	Sally Beauty Holdings, Inc.*	5,261,480
246,550	Select Comfort Corp.*	7,120,364
211,450	The Men’s Wearhouse, Inc.	7,832,108
420,450	West Marine, Inc.*	4,923,469
		45,049,985
		45,411,959
Consumer Staples - 2.6%
Food Products - 2.6%
226,850	The Hain Celestial Group, Inc.*	10,730,005
Energy - 5.9%
Energy Equipment & Services - 2.9%
383,300	Matrix Service Co*	5,232,045
857,700	Pioneer Drilling Co.*	6,758,676
		11,990,721
Oil, Gas & Consumable Fuels - 3.0%
129,950	Berry Petroleum Co. Class A	5,919,223
240,900	Carrizo Oil & Gas, Inc.*	6,754,836
		12,674,059
		24,664,780
Financials - 10.2%
Capital Markets - 6.7%
123,058	Cohen & Steers, Inc.	4,336,564
204,800	Evercore Partners, Inc. Class A	5,412,864
646,600	HFF, Inc. Class A*	10,565,444
232,150	Waddell & Reed Financial, Inc.
	Class A	7,424,157
		27,739,029
Commercial Banks - 3.5%
143,350	Signature Bank*	9,416,661
146,700	Wintrust Financial Corp.	5,300,271
		14,716,932
		42,455,961

Shares		Value
Health Care - 19.0%
Biotechnology - 1.8%
1,045,600	NPS Pharmaceuticals, Inc.*	$ 7,486,496
Health Care Providers & Services - 6.0%
381,800	Acadia Healthcare Co, Inc.*	6,093,528
47,100	Air Methods Corp.*	3,961,581
440,700	Brookdale Senior Living, Inc.*	8,377,707
167,500	IPC The Hospitalist Co., Inc.*	6,433,675
		24,866,491
Health Care Technology - 3.4%
152,700	Quality Systems, Inc.	5,710,980
92,350	SXC Health Solutions Corp.*	8,365,063
		14,076,043
Life Sciences Tools & Services - 3.7%
609,350	Bruker Corp.*	9,158,530
446,850	WuXi PharmaTech (Cayman),
	Inc. ADR*	6,425,703
		15,584,233
Pharmaceuticals - 4.1%
158,400	Jazz Pharmaceuticals PLC*	8,083,152
199,750	Questcor Pharmaceuticals, Inc.*	8,968,775
		17,051,927
		79,065,190
Industrials - 17.3%
Aerospace & Defense - 1.8%
120,450	Triumph Group, Inc.	7,566,669

Air Freight & Logistics - 2.3%
123,600	Atlas Air Worldwide Holdings, Inc.*	5,691,780
223,650	Echo Global Logistics, Inc.*	3,808,760
		9,500,540
Commercial Services & Supplies - 0.2%
40,000	Heritage-Crystal Clean, Inc.*	846,000

Electrical Equipment - 1.2%
77,500	General Cable Corp.*	2,281,600
130,200	II-VI, Inc.*	2,657,382
		4,938,982

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
Industrials (Continued)
Machinery - 5.8%
55,100	Chart Industries, Inc.*	$ 4,211,293
107,850	Graco, Inc.	5,749,484
261,950	Titan International, Inc.	7,567,735
163,850	Woodward, Inc.	6,814,522
		24,343,034
Trading Companies & Distributors - 6.0%
454,250	Beacon Roofing Supply, Inc.*	12,123,932
620,000	CAI International, Inc.*	12,809,200
		24,933,132
		72,128,357
Information Technology - 24.9%
Communications Equipment - 3.2%
187,950	Aruba Networks, Inc.*	3,969,504
247,500	Radware Ltd.*	9,523,800
		13,493,304
Internet Software & Services - 9.0%
525,300	j2 Global, Inc.	13,568,499
178,950	Liquidity Services, Inc.*	9,543,403
264,250	LivePerson, Inc.*	4,196,290
136,750	LogMeIn, Inc.*	4,924,368
187,100	Stamps.com, Inc.*	5,431,513
		37,664,073
IT Services - 2.3%
793,200	Online Resources Corp.*	2,244,756
605,550	Sapient Corp.	7,248,434
		9,493,190
Semiconductors & Semiconductor Equipment - 4.3%
67,450	Hittite Microwave Corp.*	3,611,273
210,600	Power Integrations, Inc.	7,977,528
180,150	Silicon Laboratories, Inc.*	6,393,523
		17,982,324
Software - 6.1%
80,700	CommVault Systems, Inc.*	4,202,049
291,400	NetScout Systems, Inc.*	6,029,066
137,200	QLIK Technologies, Inc.*	3,952,732

Information Technology (Continued)
Software (Continued)
234,500	Solarwinds, Inc.*	$ 11,000,395
		25,184,242
		103,817,133
Materials - 3.2%
Chemicals - 1.9%
113,200	Intrepid Potash, Inc.*	2,813,020
119,300	TPC Group, Inc.*	5,008,214
		7,821,234
Metals & Mining - 1.3%
513,250	Noranda Aluminum
	Holding Corp.	5,450,715
		13,271,949
Telecommunication Services - 1.8%
Diversified Telecommunication Services - 1.8%
394,200	Cogent Communications
	Group, Inc.*	7,383,366
Total Investment in Common Stocks - 95.8%
(Identified cost, $327,270,176)		398,928,700

Short-Term Investment - 3.6%
15,197,339	State Street Institutional U.S.
	Government Money
	Market Fund
(Identified cost, $15,197,339)		15,197,339
Total Investments - 99.4%
(Identified cost, $342,467,515)		414,126,039

Other Assets in Excess
of Liabilities - 0.6%		2,378,973
Net Assets - 100%		$416,505,012

*	Non-income producing security
ADR	American Depositary Receipt

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2012 (UNAUDITED)

Assets:
Investments, at value (Note 1A) (Identified cost of $342,467,515)	$414,126,039
Dividends receivable	77,933
Receivable for investments sold	7,791,792
Receivable for Fund shares sold	811,079
Prepaid expenses	24,672
Total Assets	422,831,515

Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	318,665
Distribution and service fees (Note 6)	26,554
Accrued expenses and other liabilities	123,579
Payable for investments purchased	5,157,479
Payable for Fund shares repurchased	700,226
Total Liabilities	6,326,503
Net Assets	$416,505,012

At April 30, 2012, net assets consisted of:
Paid-in capital	$392,241,141
Accumulated net investment loss	(1,091,960)
Accumulated net realized loss on investments	(46,302,693)
Unrealized appreciation in value of investments	71,658,524
Net assets applicable to outstanding capital stock	$416,505,012
Net Assets consist of:
Institutional shares	$293,688,695
Investor shares	$122,816,317
Shares Outstanding consist of (Note 2):
Institutional shares	10,828,530
Investor shares	4,664,863
Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$27.12
Investor shares	$26.33

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

Investment Income:
Dividends	$1,248,732
Other Income	26,301
Total investment income	1,275,033

Expenses:
Investment adviser fee (Notes 4 and 7)	1,847,662
Non-interested trustees’ remuneration	65,470
Transfer agent
Institutional Shares	30,432
Investor Shares	106,905
Custodian	50,668
Insurance	15,907
Professional fees	34,890
Registration	41,098
Distribution and service fees (Note 6)	113,164
Printing and other expenses	60,797
Total expenses	2,366,993

Net investment loss	(1,091,960)

Realized and unrealized gain/(loss) on investments:
Net realized gain on investments	31,034,323
Increase in unrealized appreciation on investments	19,618,881
Net realized and unrealized gain on investments	50,653,204
Net increase in net assets resulting from operations	$49,561,244

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
INCREASE (DECREASE)	April 30, 2012	Year Ended
IN NET ASSETS:	(Unaudited)	October 31, 2011
Operations:
Net investment loss	$(1,091,960)	$(1,865,136)
Net realized gain on investments	31,034,323	79,336,385
Change in net unrealized appreciation	19,618,881	(29,175,691)
Net increase in net assets resulting from operations	49,561,244	48,295,558
Capital share transactions - net (Note 2)	(4,461,551)	(18,974,857)
Redemption fees	3,876	32,775
Total increase	45,103,569	29,353,476

Net Assets:
Beginning of period	371,401,443	342,047,967
End of period	$416,505,012	$371,401,443

Accumulated net investment loss	$(1,091,960)	$—

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Six Months
	Ended
	April 30, 2012			Year Ended October 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$23.91		$20.99	$16.34	$14.62	$26.13	$25.74
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	(0.06)		(0.09)	(0.05)	(0.01)	(0.12)	0.00 †
Net realized and unrealized gain/(loss)
on investments	3.27		3.01	4.70	1.73	(9.00)	2.75
Total income/(loss) from investment
operations	3.21		2.92	4.65	1.72	(9.12)	2.75
Less Distributions From:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.10)	(0.35)
Tax return of capital	(0.00)		(0.00)	(0.00)	(0.00)	(0.19)	(0.00)
Net realized gain on investment transactions	(0.00)		(0.00)	(0.00)	(0.00)	(2.10)	(2.01)
Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(2.39)	(2.36)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$27.12		$23.91	$20.99	$16.34	$14.62	$26.13
Total Return	13.43	%**	13.86%	28.52%	11.69%	(38.24)%	11.61%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$293,689		$254,724	$249,429	$216,295	$262,793	$575,027
Ratio of expenses to average net assets	1.11	%*	1.11%	1.13%	1.14%	1.11%	1.08%
Ratio of net investment income/(loss) to
average net assets	(0.45	)%*	(0.37)%	(0.25)%	(0.08)%	(0.57)%	0.02%
Portfolio Turnover Rate	23	%**	75%	85%	133%	104%	100%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES
	Six Months
	Ended
	April 30, 2012			Year Ended October 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$23.25		$20.49	$16.00	$14.37	$25.72	$25.40
Income/(loss) from Investment Operations:
Net investment loss(a)	(0.10)		(0.17)	(0.11)	(0.07)	(0.20)	(0.06)
Net realized and unrealized gain/(loss)
on investments	3.18		2.92	4.60	1.70	(8.86)	2.71
Total income/(loss) from investment operations	3.08		2.75	4.49	1.63	(9.06)	2.65
Less Distributions From:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)	(0.32)
Tax return of capital	(0.00)		(0.00)	(0.00)	(0.00)	(0.19)	(0.00)
Net realized gain on investment transactions	(0.00)		(0.00)	(0.00)	(0.00)	(2.10)	(2.01)
Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(2.29)	(2.33)
Redemption fees	0.00	†	0.01	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$26.33		$23.25	$20.49	$16.00	$14.37	$25.72
Total Return	13.25	%**	13.47%	28.06%	11.27%	(38.49)%	11.34%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$122,816		$116,678	$92,618	$91,809	$102,252	$257,750
Ratio of expenses to average net assets	1.46	%*	1.48%	1.50%	1.53%	1.50%	1.36%
Ratio of net investment loss to
average net assets	(0.81	)%*	(0.71)%	(0.61)%	(0.47)%	(0.96)%	(0.24)%
Portfolio turnover rate	23	%**	75%	85%	133%	104%	100%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

This Page Intentionally Left Blank.

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
COMMON STOCK - 96.8%
Consumer Discretionary - 14.0%
Hotels, Restaurants & Leisure - 3.9%
188,050	Marriott International, Inc.
	Class A	$ 7,350,875
Media - 4.4%
250,750	CBS Corp. Class B	8,362,512

Multiline Retail - 2.0%
92,900	Macy’s, Inc.	3,810,758

Specialty Retail - 3.7%
67,650	O’Reilly Automotive, Inc.*	7,134,369
		26,658,514
Consumer Staples - 10.4%
Food & Staples Retailing - 3.3%
70,550	Costco Wholesale Corp.	6,220,393

Food Products - 7.1%
140,900	Green Mountain Coffee
	Roasters, Inc.*	6,868,875
118,400	McCormick & Co. Inc.	6,619,744
		13,488,619
		19,709,012
Energy - 9.8%
Energy Equipment & Services - 3.3%
78,800	Oil States International, Inc.*	6,270,904

Oil, Gas & Consumable Fuels - 6.5%
60,850	Apache Corp.	5,837,949
89,650	ConocoPhillips	6,421,630
		12,259,579
		18,530,483
Financials - 4.4%
Commercial Banks - 1.4%
68,450	CIT Group, Inc.*	2,590,833

Insurance - 3.0%
4	Berkshire Hathaway, Inc. Class A*	483,200
87,650	Prudential Financial, Inc.	5,306,331
		5,789,531
		8,380,364

Shares		Value
Health Care - 11.6%
Biotechnology - 4.4%
93,350	Alexion Pharmaceuticals, Inc.*	$ 8,431,372

Health Care Providers & Services - 3.6%
121,150	Express Scripts Holding Co*	6,758,958

Pharmaceuticals - 3.6%
108,750	Abbott Laboratories	6,749,025
		21,939,355
Industrials - 12.9%
Aerospace & Defense - 3.1%
123,550	BE Aerospace, Inc.*	5,810,556

Construction & Engineering - 3.6%
154,350	Chicago Bridge & Iron Co. NV	6,856,227

Electrical Equipment - 2.8%
68,000	Rockwell Automation, Inc.	5,259,120

Machinery - 3.4%
115,300	Timken Co.	6,515,603
		24,441,506
Information Technology - 30.5%
Communications Equipment - 7.7%
54,750	F5 Networks, Inc.*	7,332,668
113,550	QUALCOMM, Inc.	7,249,032
		14,581,700
Computers & Peripherals - 10.7%
24,850	Apple, Inc.*	14,518,364
206,350	EMC Corp.*	5,821,133
		20,339,497
Internet Software & Services - 3.1%
9,900	Google, Inc. Class A*	5,991,777

IT Services - 2.6%
68,300	Cognizant Technology Solutions
	Corp. Class A*	5,007,756

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
Information Technology (Continued)
Software - 6.4%
181,350	Adobe Systems, Inc.*	$ 6,086,106
204,000	Oracle Corp.	5,995,560
		12,081,666
		58,002,396
Materials - 3.2%
Chemicals - 3.2%
146,700	LyondellBasell Industries
	NV Class A	6,129,127
Total Investment in Common Stocks - 96.8%
(Identified cost, $138,269,328)		183,790,757

Short-Term Investment - 5.6%
10,566,343	State Street Institutional U.S.
	Government Money
	Market Fund
(Identified cost, $10,566,343)		10,566,343

Total Investments - 102.4%
(Identified cost, $148,835,671)		194,357,100

Liabilities in Excess of
Other Assets - (2.4)%		(4,491,696)

Net Assets - 100%		$189,865,404

*	Non-income producing security

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2012 (UNAUDITED)

Assets:
Investments, at value (Note 1A) (Identified cost of $148,835,671)	$194,357,100
Dividends receivable	78,102
Receivable for Fund shares sold	4,114
Prepaid expenses	10,651
Total Assets	194,449,967

Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	125,009
Administration fees (Note 5)	15,626
Accrued expenses and other liabilities	67,800
Payable for investments purchased	4,317,947
Payable for Fund shares repurchased	58,181
Total Liabilities	4,584,563
Net Assets	$189,865,404

At April 30, 2012, net assets consisted of:
Paid-in capital	$131,164,024
Distributions in excess of net investment income	(113,719)
Accumulated undistributed net realized gains on investments	13,293,670
Unrealized appreciation in value of investments	45,521,429
Net assets applicable to outstanding capital stock	$189,865,404
Net Assets consist of:
Institutional shares	$189,865,404
Shares Outstanding consist of (Note 2):
Institutional shares	9,236,634

Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$20.56

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

Investment Income:
Dividends (net of foreign withholding tax of $112,340)	$1,445,737
Total investment income	1,445,737

Expenses:
Investment adviser fee (Notes 4 and 7)	723,688
Non-interested trustees’ remuneration	31,368
Transfer agent	58,049
Custodian	23,275
Administration fees (Note 5)	90,461
Insurance	7,335
Professional fees	27,892
Registration	12,470
Printing and other expenses	29,932
Total expenses	1,004,470

Net investment income	441,267
Realized and unrealized gain/(loss) on investments:
Net realized gain on investments	13,293,641
Increase in unrealized appreciation on investments	6,218,004
Net realized and unrealized gain on investments	19,511,645
Net increase in net assets resulting from operations	$19,952,912

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
INCREASE (DECREASE)	April 30, 2012	Year Ended
IN NET ASSETS:	(Unaudited)	October 31, 2011
Operations:
Net investment income/(loss)	$441,267	$(186,914)
Net realized gain on investments	13,293,641	18,620,958
Change in net unrealized appreciation	6,218,004	(1,153,307)
Net increase in net assets resulting from operations	19,952,912	17,280,737
Distributions to shareholders from:
Net investment income
Institutional shares	(554,986)	(51,630)
Net realized gain from investment transactions
Institutional shares	(18,171,512)	(7,888,685)
Investor shares	—	(73,860)
Capital share transactions - net (Note 2)	10,430,081	(9,736,363)
Redemption fees	7,862	424
Total increase/(decrease)	11,664,357	(469,377)

Net Assets:
Beginning of period	178,201,047	178,670,424
End of period	$189,865,404	$178,201,047
Distributions in excess of net investment income	$(113,719)	$—

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Six Months
	Ended
	April 30, 2012			Year Ended October 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$20.66		$19.65	$16.84	$15.51	$29.52	$35.69
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	0.05		(0.02)	(0.01)	0.00 †	(0.01)	0.16
Net realized and unrealized gain/(loss)
on investments	2.03		1.93	2.82	1.36	(7.44)	2.95
Total income/(loss) from
investment operations	2.08		1.91	2.81	1.36	(7.45)	3.11
Less Distributions From:
Net investment income	(0.06)		(0.01)	(0.00)†	(0.03)	(0.30)	(0.43)
Net realized gain on investment transactions	(2.12)		(0.89)	(0.00)	(0.00)	(6.26)	(8.85)
Total distributions	(2.18)		(0.90)	(0.00)†	(0.03)	(6.56)	(9.28)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$20.56		$20.66	$19.65	$16.84	$15.51	$29.52
Total Return	11.65	%**	9.79%	16.72%	8.59%	(32.31)%	11.86%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$189,865		$178,201	$177,042	$166,574	$168,199	$287,670
Ratio of expenses to average net assets	1.11	%*	1.13%	1.15%	1.20%	1.17%	1.10%
Ratio of net investment income/(loss) to
average net assets	0.49	%*	(0.10)%	(0.05)%	0.03%	(0.02)%	0.56%
Portfolio Turnover Rate	34	%**	72%	67%	79%	91%	38%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized
See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
COMMON STOCK - 97.8%
Consumer Discretionary - 19.4%
Diversified Consumer Services - 0.6%
6,350	Strayer Education, Inc.	$ 626,618

Hotels, Restaurants & Leisure - 2.0%
23,350	Buffalo Wild Wings, Inc.*	1,957,897

Household Durables - 2.1%
125,100	DR Horton, Inc.	2,045,385

Media - 1.9%
60,250	Lamar Advertising Co. Class A*	1,917,155

Specialty Retail - 11.9%
96,450	Ascena Retail Group, Inc.*	1,975,296
44,200	Dick’s Sporting Goods, Inc.	2,236,520
41,550	DSW, Inc. Class A	2,337,603
11,550	O’Reilly Automotive, Inc.*	1,218,063
105,300	Pier 1 Imports, Inc.	1,809,054
83,000	Sally Beauty Holdings, Inc.*	2,207,800
		11,784,336
Textiles, Apparel & Luxury Goods - 0.9%
45,000	Crocs, Inc.*	909,000
		19,240,391
Consumer Staples - 4.2%
Food Products - 2.0%
40,050	Green Mountain Coffee
	Roasters, Inc.*	1,952,438
Personal Products - 2.2%
31,600	Herbalife Ltd.	2,222,112
		4,174,550
Energy - 5.0%
Energy Equipment & Services - 2.0%
15,300	Dril-Quip, Inc.*	1,031,067
12,450	Lufkin Industries, Inc.	956,658
		1,987,725

Shares		Value
Energy (Continued)
Oil, Gas & Consumable Fuels - 3.0%
20,200	Berry Petroleum Co. Class A	$ 920,110
35,750	Whiting Petroleum Corp.*	2,044,900
		2,965,010
		4,952,735
Financials - 6.3%
Capital Markets - 2.1%
63,600	Waddell & Reed Financial,
	Inc. Class A	2,033,928
Commercial Banks - 2.0%
150,600	Associated Banc-Corp	2,007,498
Diversified Financial Services - 2.2%
54,050	Moody’s Corp.	2,213,347
		6,254,773
Health Care - 14.6%
Health Care Equipment & Supplies - 5.0%
58,600	Cyberonics, Inc.*	2,244,380
30,400	The Cooper Cos., Inc.	2,680,368
		4,924,748
Health Care Providers & Services - 3.2%
14,050	MWI Veterinary Supply, Inc.*	1,326,320
30,000	WellCare Health Plans, Inc.*	1,835,400
		3,161,720
Pharmaceuticals - 6.4%
35,500	Jazz Pharmaceuticals PLC*	1,811,565
52,950	Questcor Pharmaceuticals, Inc.*	2,377,455
39,300	Salix Pharmaceuticals Ltd.*	1,941,420
8,850	VIVUS, Inc.*	214,347
		6,344,787
		14,431,255
Industrials - 16.7%
Aerospace & Defense - 2.1%
44,700	BE Aerospace, Inc.*	2,102,241

Construction & Engineering - 1.9%
56,100	KBR, Inc.	1,899,546

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value
Industrials (Continued)
Electrical Equipment - 2.1%
20,500	Roper Industries, Inc.	$ 2,088,950

Machinery - 7.4%
42,700	AGCO Corp.*	1,988,539
48,750	Kennametal, Inc.	2,058,712
27,050	Nordson Corp.	1,457,995
57,400	Rexnord Corp.*	1,267,392
20,150	Xylem, Inc.	561,782
		7,334,420
Road & Rail - 2.2%
28,700	Kansas City Southern	2,210,474

Trading Companies & Distributors - 1.0%
12,550	MSC Industrial Direct Co.,
	Inc. Class A	925,061
		16,560,692
Information Technology - 27.1%
Communications Equipment - 2.1%
15,800	F5 Networks, Inc.*	2,116,094

Electronic Equipment, Instruments
& Components - 1.9%
38,050	IPG Photonics Corp.*	1,841,620

Internet Software & Services - 3.7%
60,900	Akamai Technologies, Inc.*	1,985,340
36,600	OpenTable, Inc.*	1,637,118
		3,622,458
IT Services - 4.0%
76,800	Cardtronics, Inc.*	2,024,448
40,450	VeriFone Systems, Inc.*	1,927,038
		3,951,486
Semiconductors & Semiconductor Equipment - 5.5%
84,750	NXP Semiconductor NV*	2,190,787
55,000	Power Integrations, Inc.	2,083,400
34,650	Volterra Semiconductor Corp.*	1,139,639
		5,413,826

Shares		Value
Information Technology (Continued)
Software - 9.9%
34,250	ANSYS, Inc.*	$ 2,297,147
34,050	BroadSoft, Inc.*	1,457,681
57,200	Fortinet, Inc.*	1,494,064
48,050	NetScout Systems, Inc.*	994,155
40,900	QLIK Technologies, Inc.*	1,178,329
51,950	Solarwinds, Inc.*	2,436,974
		9,858,350
		26,803,834
Materials - 4.5%
Chemicals - 2.9%
38,500	Intrepid Potash, Inc.*	956,725
72,500	Kraton Performance
	Polymers, Inc.*	1,885,000
		2,841,725
Metals & Mining - 1.6%
151,100	Stillwater Mining Co.*	1,621,303
		4,463,028
Total Investment in Common Stocks - 97.8%
(Identified cost, $92,902,180)		96,881,258

Short-Term Investment - 4.3%
4,240,453	State Street Institutional U.S.
	Government Money
	Market Fund
(Identified cost, $4,240,453)		4,240,453

Total Investments - 102.1%
(Identified cost, $97,142,633)		101,121,711

Liabilities in Excess of
Other Assets - (2.1)%		(2,046,452)
Net Assets - 100%		$ 99,075,259

* Non-income producing security

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES -APRIL30, 2012 (UNAUDITED)

Assets:
Investments, at value (Note 1A) (Identified cost of $97,142,633)	$101,121,711
Dividends receivable	11,856
Receivable for investments sold	234,478
Receivable for Fund shares sold	484,667
Receivable from investment advisor	28,338
Prepaid expenses	1,875
Total Assets	101,882,925

Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	64,732
Administration fees (Note 5)	8,092
Accrued expenses and other liabilities	50,758
Payable for investments purchased	2,670,216
Payable for Fund shares repurchased	13,868
Total Liabilities	2,807,666
Net Assets	$99,075,259

At April 30, 2012, net assets consisted of:
Paid-in capital	$97,055,437
Accumulated net investment loss	(185,186)
Accumulated net realized loss on investments	(1,774,070)
Unrealized appreciation in value of investments	3,979,078
Net assets applicable to outstanding capital stock	$99,075,259

Net Assets consist of:
Institutional shares	$99,075,259
Shares Outstanding consist of (Note 2):
Institutional shares	8,613,980

Net Assets Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$11.50

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

Investment Income:
Dividends	$89,897
Total investment income	89,897

Expenses:
Investment adviser fee (Notes 4 and 7)	200,060
Non-interested trustees’ remuneration	15,269
Transfer agent	10,054
Custodian	37,020
Administration fees (Note 5)	25,008
Insurance	141
Professional fees	24,569
Registration	12,093
Printing and other expenses	5,153
Total expenses	329,367

Adviser reimbursements (Note 7)	(54,284)
Net expenses	275,083

Net investment loss	(185,186)

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments	(1,236,621)
Increase in unrealized appreciation on investments	3,625,960
Net realized and unrealized gain on investments	2,389,339
Net increase in net assets resulting from operations	$2,204,153

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended	For the
INCREASE (DECREASE)	April 30, 2012	Period Ended
IN NET ASSETS:	(Unaudited)	October 31, 2011(a)
Operations:
Net investment loss	$(185,186)	$(30,402)
Net realized loss on investments	(1,236,621)	(537,714)
Change in net unrealized appreciation	3,625,960	353,118
Net increase/(decrease) in net assets resulting from operations	2,204,153	(214,998)

Capital share transactions - net (Note 2)	89,547,048	7,538,090
Redemption fees	610	356
Total increase	91,751,811	7,323,448

Net Assets:
Beginning of period	7,323,448	0
End of period	$99,075,259	$7,323,448
Accumulated net investment loss	$(185,186)	$—

(a) For the period from the Fund’s inception, November 17, 2010, to October 31, 2011.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Six Months		For the
	Ended		Period
	April 30,		Ended
	2012		October 31,
	(Unaudited)		2011(a)
Net Asset Value, beginning of period	$10.67		$10.00
Income/(loss) from Investment Operations:
Net investment loss(b)	(0.04)		(0.07)
Net realized and unrealized gain on investments	0.87		0.74
Total income from investment operations	0.83		0.67

Redemption fees	0.00	†	0.00	†
Net Asset Value, end of period	$11.50		$10.67
Total Return	7.78	%**	6.70	%**
Ratios and supplemental data
Net assets, end of period (000 omitted)	$99,075		$7,323
Ratio of expenses to average net assets	1.10	%*	1.10	%*
Ratio of expenses to average net assets without
giving effect to contractual expense agreement	1.32	%*	3.62	%*
Ratio of net investment loss to average net assets	(0.74	)%*	(0.64	)%*
Portfolio Turnover Rate	56	%**	119	%**

(a)	For the period from the Fund’s inception, November 17, 2010, to October 31, 2011.
(b)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES –– Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (GAAP).

A. Security Valuations –– Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

Under GAAP for fair value measurements, a three tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Funds’ investments carried at fair value:

	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Shares Trust
Common Stock*	$183,790,757	$—	$—	$183,790,757
Money Market Funds	10,566,343	—	—	10,566,343
Total Investments	$194,357,100	$—	$—	$194,357,100
Century Small Cap Select Fund
Common Stock*	$398,928,700	$—	$—	$398,928,700
Money Market Funds	15,197,339	—	—	15,197,339
Total Investments	$414,126,039	$—	$—	$414,126,039

CENTURY FUNDS

	Quoted Prices	Significant
	In Active	Other	Significant
	Market for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Growth Opportunities Fund
Common Stock*	$96,881,258	$—	$—	$96,881,258
Money Market Funds	4,240,453	—	—	4,240,453
Total Investments	$101,121,711	$—	$—	$101,121,711

* At April 30, 2012 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

B. Security Transactions –– Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates –– The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares –– Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

CENTURY FUNDS

Prior to May 27, 2011, Century Shares Trust offered two classes of shares; however, effective as of that date, all 61,614 of the Fund’s issued and outstanding Investors Shares were converted to Institutional Shares and the Investors Shares class was closed.

F. Redemption Fees –– In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders –– Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

The federal income tax cost of investments and gross unrealized appreciation and depreciation as of April 30, 2012 were as follows:

Century Shares Trust
Gross unrealized appreciation	$47,083,822
Gross unrealized depreciation	(1,562,393)
Unrealized net appreciation	$45,521,429

Cost for federal income tax purposes	$148,835,671

Century Small Cap Select Fund
Gross unrealized appreciation	$85,718,298
Gross unrealized depreciation	(14,429,699)
Unrealized net appreciation	$71,288,599

Cost for federal income tax purposes	$342,837,440

As of October 31, 2011, the Fund had a capital loss carryforward of $76,901,648 which will expire on October 31, 2017. This carry-forward may be used to offset future capital gains to the extent provided by regulations.

Century Growth Opportunities Fund
Gross unrealized appreciation	$5,964,588
Gross unrealized depreciation	(2,256,996)
Unrealized net appreciation	$3,707,592

Cost for federal income tax purposes	$97,414,119

As of October 31, 2011, the Fund had a capital loss carryforward of $502,015 which will expire on October 31, 2019. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of April 30, 2012, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010 remain subject to examination by the Internal Revenue Service.

H. Indemnifications – In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

CENTURY FUNDS
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(2) TRANSACTIONS IN SHARES
Century Shares Trust –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Six Months Ended April 30, 2012
	Institutional Shares
	Shares	Amount
Sold	117,523	$2,378,564
Issued to shareholders in reinvestment of
distributions from:
Net investment income and capital gains	931,203	16,696,472
	1,048,726	19,075,036
Repurchased	(437,572)	(8,644,955)
Net increase	611,154	$10,430,081

	Year Ended October 31, 2011
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	187,391	$3,869,392	$5,111	105,667
Issued to shareholders in reinvestment of
distributions from:
Net investment income and capital gains	348,040	7,019,974	3,523	70,955
	535,431	10,889,366	8,634	176,622
Repurchased	(978,916)	(20,173,913)	(29,936)	(628,438)
Shares converted*	61,436	1,331,322	(61,614)	(1,331,322)
Net increase (decrease)	(382,049)	$(7,953,225)	(82,916)	$(1,783,138)

* On May 27, 2011, all 61,614 Investor Shares converted into Institutional Shares and the Investor Shares class was closed.

Century Small Cap Select –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Six Months Ended April 30, 2012
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	1,210,143	$30,373,623	303,585	$7,422,228
Repurchased	(1,036,415)	(26,248,706)	(657,854)	(16,208,696)
Net increase (decrease)	173,728	$4,124,917	(354,269)	$(8,786,468)

	Year Ended October 31, 2011
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	2,529,433	$61,015,656	2,015,598	$48,942,430
Repurchased	(3,756,263)	(93,461,220)	(1,517,651)	(35,471,723)
Net increase (decrease)	(1,226,830)	$(32,445,564)	497,947	$13,470,707

CENTURY FUNDS

Century Growth Opportunities Fund –– The number of authorized shares is unlimited. Transactions were as follows:

	Six Months Ended April 30, 2012
	Institutional Shares
	Shares	Amount
Sold	8,189,495	$92,547,215
Repurchased	(261,884)	(3,000,167)
Net increase	7,927,611	$89,547,048

	The Period Ended October 31, 2011*
	Institutional Shares
	Shares	Amount
Sold	712,248	$7,820,330
Repurchased	(25,879)	(282,240)
Net increase	686,369	$7,538,090

*	For the period from the Fund’s inception, November 17, 2010 to October 31, 2011.

(3) INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $61,352,288 and $72,499,445, respectively, during the six months ended April 30, 2012.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $94,825,547 and $87,562,324, respectively, during the six months ended April 30, 2012.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $115,448,543 and $27,796,482, respectively, during the six months ended April 30, 2012.

(4) INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following rates: 0.80% of the first $500 million and 0.75% thereafter.

CENTURY FUNDS

(5) ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6) DISTRIBUTION AND SERVICE FEES –– The Trust has adopted Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plans authorize the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

(7) ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 1.10% of average daily net assets through February 28, 2013.

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to sub-transfer agency fees paid by the Funds.

(8) SUBSEQUENT EVENTS - In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Effective June 12, 2012, The Adviser has amended its contractual agreement with Century Growth Opportunities Fund to limit the operating expenses of the Fund’s Institutional Shares to 1.10% of average daily net assets. As amended, the agreement will remain in effect through June 30, 2013 and may not be terminated prior to that date without the approval of the Board of Trustees.

CENTURY FUNDS

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investors Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period ended April 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Century Shares Trust			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	November 1, 2011	April 30, 2012	April 30, 2012
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,116.50	$5.84
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.34	$5.57

*
The Fund’s annualized expense ratio is 1.11%. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182) divided by 366.

CENTURY FUNDS

Century Small Cap Select Fund			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	November 1, 2011	April 30, 2012	April 30, 2012
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,134.30	$5.89
Investor Shares	$1,000.00	$1,132.50	$7.74
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.34	$5.57
Investor Shares	$1,000.00	$1,017.60	$7.32

*
The Fund’s annualized expense ratios are 1.11% for Institutional Shares and 1.46% for Investor Shares. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182) divided by 366.

Century Growth Opportunities Fund			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	Six Months Ending
	November 1, 2011	April 30, 2012	April 30, 2012
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,077.80	$5.68
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.39	$5.52

*
The Fund’s annualized expense ratio (net of reimbursements) is 1.10%. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182) divided by 366.

CENTURY FUNDS

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Century Capital Management, LLC (CCM) serves as the investment adviser and administrator to Century Shares Trust (CST) pursuant to an investment advisory agreement and an amended and restated administration agreement, each between Century Capital Management Trust, on behalf of CST, and CCM. CCM also serves as the investment adviser and provides administrative services to Century Small Cap Select Fund (CSCS) pursuant to an investment advisory and management services agreement between Century Capital Management Trust, on behalf of CSCS, and CCM. The Trustees of Century Capital Management Trust determine annually whether to continue the investment advisory and administration agreements for each of CST and CSCS.

     At a meeting held on December 14, 2011, based on their evaluation of the information provided by CCM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for each of CST and CSCS for another year.

     In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund’s fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding the average annual total returns for each Fund for the 1, 3, 5 and 10 years ended October 31, 2011, as well as comparative total return information for various securities indices and the applicable Lipper and Morningstar peer groups; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the investment advisory and administration agreements, (c) compliance and oversight, (d) “fall-out” benefits to CCM, (e) brokerage and soft dollar arrangements, and (f) the fees paid by and services provided to comparable accounts; (iv) CCM’s profitability analysis with respect to advisory services provided to each Fund; and (v) CCM’s Form ADV. In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund’s performance and the services provided to each Fund by CCM. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees’ deliberations.

     After receiving the requested information, the independent Trustees met in executive session to consider the investment advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the investment advisory and administration agreements with respect to each Fund for another year.

     In determining to approve the continuation of the investment advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

 Nature, Quality and Extent of Services Provided

     In considering the nature, extent and quality of the services provided by CCM under the investment advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund’s operations. They also considered that CCM provides day-to-day management of each Fund’s portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies.

     The Board considered CCM’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as CCM’s investment approach and research process. The Board also reviewed CCM’s trading procedures and brokerage practices, including information regarding soft dollar arrangements.

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     The Board also considered that, as administrator, CCM is responsible for the administration of each Fund’s business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund’s service providers and provides each Fund with personnel (including officers) as are necessary for the Fund’s operations. It was noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds’ officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM’s compliance program. The Board considered the fees paid to CCM for the provisions of such services. The Board also considered CCM’s risk management program.

     Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the investment advisory and administration agreements.

 Costs of Services Provided and Profitability

     The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its investment advisory and administrative relationship with each Fund for the periods ended December 31, 2010 and December 31, 2011 (estimated as of November 30, 2011), along with a description of the methodology used by CCM in preparing the profitability information.

     The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM’s level of profitability from its relationship with each Fund was not excessive.

 Fall-Out Benefits

     The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

 Economies of Scale

     The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees recognized that economies of scale are difficult to identify an quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by CCM in research and analytical capabilities and CCM’s commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly when the level of services are maintained notwithstanding a decline in fee revenues. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in economies of scale, if any, experienced by CCM in managing that Fund. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the current size of the Fund.

  Investment Results

     CST. The Trustees reviewed comparative information that showed that CST’s average annual total return for the Institutional class of shares was better than the average annual total return of the Standard & Poor’s 500 Index for the 1, 3, 5 and 10 years ended October 31, 2011. They noted that CST’s average annual total return for Institutional class of shares was better than the average annual total return of the Russell 1000 Growth Index for the 10 year period ended October 31, 2011 but lagged the average annual return of the Russell 1000 Growth Index for the 1, 3 and 5 year periods ended October 31, 2011. The Trustees considered that CST’s average annual total return for the 1, 3, 5 and 10 years ended October 31, 2011 lagged the average annual returns of CST’s Lipper peer group

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for the same periods. The Trustees noted that CST’s average annual total return was, however, in the first quintile of its Morningstar peer group for the one year period ended November 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund’s shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted the recent changes made to the composition of CST’s portfolio and the reduction in the number of stocks held by the Fund in the past year. They considered the impact of those changes on CST’s performance. They also considered the impact of market conditions on CST’s performance in light of CST’s strategies. The Trustees agreed that they would continue to closely monitor the performance of CST.

     CSCS. The Trustees reviewed comparative information that showed that CSCS’s average annual total return for the Institutional class of shares was better than the average annual total returns of the Russell 2000 Index for the 1, 3. 5 and 10 year periods ended October 31, 2011 and better than or in line with the average annual total returns of the Russell 200 Growth Index for the 1, 3 and 5 year periods ended October 31, 2011, but that it lagged the average annual total return of the Russell 2000 Growth Index for the 10 year period ended October 31, 2011. With respect to CSCS’s Investor class of shares, the Trustees considered that the average annual total return of the Investor class of shares was better than or in line with the average annual total returns of the Russell 2000 Growth Index and the Russell 2000 Index for 1, 3, 5 and 10 year periods ended October 31, 2011. They noted that CSCS’s average annual total return for Institutional class of shares was better than the average annual total return of CSCS’s Lipper peer group for the 1, 3, 5 and 10 year periods ended October 31, 2011, and that the average annual return of the Investor class of shares was better than the average annual return of CST’s Lipper peer group for the 1 year period ended October 31, 2011, but lagged the average annual return of the Lipper peer group for the 3, 5 and 10 year periods ended October 31, 2011. The Trustees noted that CSCS’s average annual total return was in the first quintile of its Morningstar peer group for the 1 and 10 year periods ended November 30, 2011 and in the second quartile of its Morningstar peer group for the 3 and 5 year periods ended November 30, 2011. The Trustees concluded that the investment performance of the Fund was satisfactory.

      Fees and Other Expenses

     The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by CST to CCM. The Trustees considered (i) the level of each Fund’s advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund’s total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

     The Trustees also considered the fees that CCM charges institutional investors and other clients. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than other clients. With respect to CCM’s subadvisory relationship with other mutual funds, the Trustees considered that CCM provided fewer services to those funds than it provided to the Funds. The materials showed that the fee rates charged by CCM to each Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by CCM’s other clients.

     The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional and Investor class of shares of each Fund to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

     CST. The Trustees reviewed information that showed that CST’s advisory fee (which includes administration) was higher than the Lipper peer group and peer universe averages. The Trustees also considered that CST’s total expense ratio for the Institutional class of shares was lower than the Lipper peer group and peer universe averages. The Trustees considered that certain of the funds in the peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers and the ability of the other advisers to realize economies of scale across a larger fund complex. The Trustees concluded that the advisory fees and total expense ratios of CST were reasonable in relation to the nature and quality of the services provided by CCM.

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     CSCS. The Trustees reviewed information that showed that CSCS’s advisory fee was higher than the Lipper peer group average and peer universe averages. The Trustees also reviewed information that showed that the total expense ratio for CSCS’s Institutional class of shares was slightly higher than the average total expense ratio of the Lipper peer group average but lower than the average total expense ratio of the Lipper peer universe, and that the total expense ratio for CSCS’s Investor class of shares was higher than both the Lipper peer group and peer universe averages. The Trustees also considered information provided to them regarding the costs to CCM of providing investment advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS’s investment strategy was relatively costly. The Trustees also considered the services provided by CCM compared to the other advisers and ability of the other advisers to realize economies of scale across a larger fund complex. The Trustees concluded that the advisory fees, administrative fees and total expense ratios of CSCS were reasonable in relation to the nature and quality of the services provided by CCM.

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PRIVACY POLICY

Century Capital Management and the Century Funds are committed to maintaining the confidentiality, integrity and security of your personal information and financial data. We consider this information to be private and held in confidence between you and Century. This is to inform you of our policies to protect the privacy of your nonpublic personal information.

Information We Collect

When you invest in the Century Funds, we collect certain nonpublic personal information about you, which we use to open and service your account and respond to your requests. This information includes your name, address, tax identification number, birth date, investment selection, beneficiary information and possibly personal bank account information. It also includes information about your transactions and account history, as well as information that we may receive from third parties, such as financial advisers, consumer reporting agencies, and consultants.

Disclosure Policy

We do not disclose nonpublic personal information about current or former shareholders or customers to any third parties except as necessary to process a transaction, service an account, or as otherwise permitted by law. For example, the Century Funds use a third party transfer agent who uses your information only to process or analyze transactions that you have requested. Our contracts with such parties contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired. We do not sell non-public personal information to anyone.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

This Privacy Policy applies to Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund.

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FUND INFORMATION

PORTFOLIO HOLDINGS

Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION

For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address: Century Funds P.O. Box 588 Portland, ME 04112
Investment Adviser Century Capital Management, LLC 100 Federal Street Boston, MA 02110
Overnight Mailing Address: Century Funds c/o Atlantic Shareholder Services, LLC 3 Canal Plaza, Ground Floor Portland, ME 04101
Distributor Foreside Fund Services 3 Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Item 2.         Code of Ethics.

                     Not applicable.

Item 3.         Audit Committee Financial Expert.

                     Not applicable.

Item 4.         Principal Accountant Fees and Services.

                     Not applicable.

Item 5.         Audit Committee of Listed Registrants.

                     Not applicable.

Item 6.         Investments.

                     Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     Not applicable.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

                     Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10.       Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.       Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

                    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.      Exhibits.

(a) (1)         Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.302CERT.

(b)              Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:           /s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date:      July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date:       July 3, 2012

By:           /s/ Julie A. Smith
Julie A. Smith, Principal Financial Officer

Date:       July 3, 2012